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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CDTI ADVANCED MATERIALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 24, 2018

Dear Stockholder of CDTi Advanced Materials, Inc.:

        You are invited to attend the 2018 Annual Meeting (the "Annual Meeting") of stockholders of CDTi Advanced Materials, Inc., a Delaware corporation ("CDTi"). The Annual Meeting will be held at 10:00 a.m. Pacific Time, Friday, August 24, 2018, at CDTi's corporate headquarters located at 1700 Fiske Place, Oxnard, California 93033, U.S.A. to consider and vote upon the following items:

  1.
  To elect four (4) directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

  2.
  To ratify the appointment of Rose, Snyder & Jacobs, LLP as CDTi's independent registered public accounting firm for the 2018 fiscal year;

  3.
  To conduct a non-binding advisory vote to approve the compensation of our named executive officers;

  4.
  To approve an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Common Stock by a ratio determined in the discretion of our Board of Directors; and

  5.
  To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

        The board of directors of CDTi has fixed the close of business on June 29, 2018 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

        All stockholders are cordially invited to attend the meeting. This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet or by telephone, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or the Internet by following the voting procedures described in the proxy materials. If you received printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope.

By order of the Board of Directors,
/s/ TRACY KERN Tracy Kern Chief Financial Officer and Corporate Secretary
Oxnard, California July 13, 2018

Important Notice regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 24, 2018. The Proxy Statement, Annual Report to Stockholders and Directions to the Meeting are available on the Internet at: www.cdti.com/proxy.

i

ii

CDTI ADVANCED MATERIALS, INC.

PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting

        This proxy statement and the 2017 Annual Report are available for viewing, printing and downloading at www.proxyvote.com and on our website at www.cdti.com/proxy. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

        We are providing these proxy materials in connection with the solicitation by the Board of Directors of CDTi Advanced Materials, Inc., a Delaware corporation (sometimes referred to as "we," "our," "us," the "Company," the "Corporation" or "CDTi"), of proxies to be voted at our 2018 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement thereof.

        You are invited to attend the Annual Meeting, which will take place on August 24, 2018, beginning at 10:00 a.m., Pacific Time, at our corporate headquarters located at 1700 Fiske Place, Oxnard, California 93033, U.S.A. Directions to the Annual Meeting may be found at www.cdti.com/proxy. Stockholders will be admitted to the Annual Meeting beginning at 9:30 a.m., Pacific Time. Seating will be limited.

        The Notice of Annual Meeting, proxy statement and proxy card and our Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Annual Report") are first being made available to our stockholders on or about July 13, 2018.

Who is entitled to attend the Annual Meeting?

        Stockholders of record and beneficial owners as of June 29, 2018 are invited to attend the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of CDTi stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Only stockholders of record at the close of business on June 29, 2018 (the "Record Date"), are entitled to vote at the Annual Meeting. On the Record Date, there were 15,908,736 shares of CDTi's common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If on the Record Date your shares were registered directly in your name with CDTI's transfer agent, American Stock Transfer & Trust Company, LLC, then you are the "stockholder of record." Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

        If on the Record Date your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the "beneficial owner" of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of Mr. Matthew Beale, Lon E. Bell, Ph.D., Mr. Martin S. McDermut and Mr. Bob Ching as directors to hold office for one-year terms;

  •
  Ratification of the appointment of Rose, Snyder & Jacobs, LLP as CDTi's independent registered public accounting firm for the 2018 fiscal year;

  •
  Non-binding advisory vote to approve the compensation of our named executive officers; and

  •
  Approval of an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Common Stock by a ratio determined in the discretion of our Board of Directors.

How do I vote?

Stockholders of record; Shares registered directly in your name.

        If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Annual Meeting and vote in person, if you choose.

  •
  To vote in person, attend the Annual Meeting, and we will give you a ballot during the Annual Meeting.

  •
  To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, U.S.A.

  •
  To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

  •
  To vote via the Internet, please go to www.proxyvote.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on August 23, 2018. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received by the Company before the date of the Annual Meeting or attend the Annual Meeting to vote your shares in person.

Beneficial owner; shares held in account at brokerage, bank or other organization.

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from CDTi. Simply complete and mail the proxy card as directed in those voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included by it with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What if I return a proxy card but do not make specific choices?

        If your card does not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors. CDTi does not expect that any matters other than the election of directors and the other proposals described herein will be brought before the Annual Meeting. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.

What can I do if I change my mind after I vote?

        If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:

  •
  giving written notice that you are revoking your proxy to the Secretary, CDTi Advanced Materials, Inc., 1700 Fiske Place, Oxnard, California, 93033, U.S.A.;

  •
  delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Annual Meeting); or

  •
  attending and voting by ballot at the Annual Meeting (note, simply attending the Annual Meeting will not, by itself, revoke your proxy).

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other agent that is the holder of record and following its instructions.

        Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Annual Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on August 23, 2018.

What shares are included on the proxy card?

        If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate and book-entry form.

        If you are a beneficial owner, you will receive voting instructions from your broker, bank or other agent that is the holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

        The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, by contacting the Secretary of CDTi.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count "For" and "Against" votes, and broker non-votes.

What is a broker non-vote?

        If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a "broker non-vote." In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

        If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on Proposal No. 2, the ratification of Rose, Snyder & Jacobs LLP, and Proposal No. 4, the amendment of our Restated Certificate of Incorporation to effect a reverse stock split, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on Proposal No. 1, the election of directors, or Proposal No. 3, the non-binding advisory vote on executive compensation. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

What is the quorum requirement for the Annual Meeting?

        A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if the holders of at least one-third (1/3) of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. On the Record Date, there were 15,908,736 shares outstanding and entitled to vote. Thus, 5,302,912 shares must be represented by proxy or by stockholders present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

        If there is no quorum, the chairman or secretary of the Annual Meeting may adjourn the Annual Meeting to another time or date.

How many votes are required to approve each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. 1—Election of each director	Plurality of votes cast	No
Proposal No. 2—Ratification of the appointment of Rose, Snyder & Jacobs, LLP	Majority of votes cast	Yes
Proposal No. 3—Non-binding advisory vote on executive compensation	Majority of votes cast	No

Proposal No. 4—Approval of an amendment to our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Common Stock by a ratio determined in the discretion of our Board of Directors	Majority of voting power of outstanding shares	Yes

        If you abstain from voting or there is a broker non-vote on Proposal No. 1, Proposal No. 2 or Proposal No. 3, your abstention or broker non-vote on such matter will not affect the outcome of such vote, because abstentions and broker non-votes are not considered votes cast under our By-laws or under the laws of Delaware (our state of incorporation). With respect to Proposal No. 4, your abstention from voting or a broker non-vote will have the same effect as votes against this proposal.

Proposal No. 1-Election of Directors; plurality of votes cast

        Under our By-laws, directors are elected by a plurality of votes cast. This means that directors who receive the most "For" votes are elected. There is no "Against" option and votes that are "withheld" or not cast, including broker non-votes, are not counted as votes "For" or "Against." If a director nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee of the Board in any future decision on director nominations.

Proposal No. 2-Ratification of Rose, Snyder & Jacobs, LLP; majority of votes cast

        Under our By-laws, the votes cast "For" must exceed the votes cast "Against" to approve the ratification Rose, Snyder & Jacobs LLP as our independent registered public accounting firm. Abstentions will not be counted as votes cast and, accordingly, will not have an effect on this Proposal No. 2.

Proposal No. 3-Non-binding advisory vote to approve the compensation of our named executive officers; majority of votes cast

        Under our By-laws, the advisory vote will be approved if the votes cast "For" the proposal exceed the votes cast "Against" the proposal. While this advisory vote on executive compensation is non-binding, the Board of Directors and the Compensation and Nominating Committee will review the voting results and seek to determine the cause or causes of any significant negative voting result. Abstentions and broker non-votes will not be counted as votes cast and accordingly, will not have an effect on this Proposal No. 3.

Proposal No. 4-Approval of Amendment of Restated Certificate of Incorporation to effect reverse stock split; majority of voting power of outstanding shares

        Under our By-laws and Delaware law, approval of an amendment of our certificate of incorporation will require the affirmative vote of the majority of the outstanding shares of Common Stock that are entitled to vote on the proposal. Abstentions will not be counted as votes cast in favor of the amendment and, accordingly, will have the same effect as votes against this Proposal No. 4.

How will my shares be voted at the Annual Meeting?

        At the Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your proxy will be voted as the Board of Directors recommends, which is:

  •
  FOR the election of each of the director nominees named in this Proxy Statement;

  •
  FOR the ratification of the appointment of Rose, Snyder & Jacobs, LLP as our independent registered public accounting firm for the 2018 fiscal year;

  •
  FOR the non-binding advisory vote to approve the compensation of our named executive officers; and

  •
  FOR the approval to amend our Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our Common Stock by a ratio determined in the discretion of our Board of Directors.

Do I have cumulative voting rights?

        No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenter rights or appraisal rights?

        No, our stockholders are not entitled to dissenters' rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to stockholders at the Annual Meeting.

Could other matters be decided at the Annual Meeting?

        At the date of this Proxy Statement, we did not know of any matters to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report on Form 10-K via the Internet?

        This Notice of Annual Meeting and Proxy Statement and the 2017 Annual Report are available on our website at www.cdti.com/proxy. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

        Stockholders of Record:    You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

        Beneficial Owners:    You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

        CDTi will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

When are stockholder proposals or nominations due for next year's annual meeting?

        In accordance with CDTi's By-laws, if you wish to submit a proposal for consideration at next year's annual meeting but are not requesting that such proposal be included in next year's proxy materials, or if you wish to nominate a person for election to the Board of Directors at next year's annual meeting, your notice of such a proposal or nomination must be submitted in writing and delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days nor earlier than 150 days before the one year anniversary of the 2018 Annual Meeting of Stockholders. Accordingly, any such proposal or nomination must be received by the Secretary no later than May 26, 2019 (but no earlier than March 27, 2019), and should be delivered or mailed to the following address: Secretary, CDTi Advanced Materials, Inc., 1700 Fiske Place, Oxnard, California 93033, U.S.A.

        In order to be properly submitted to the Secretary of the Company, a proposal or nomination by a CDTi stockholder must contain specific information as required under CDTi's By-laws, including without limitation (i) the name and address of the stockholder making the proposal, (ii) the class and number of shares that are owned of record or beneficially owned by such stockholder, (iii) any material interest of such stockholder in the proposal, and (iv) certain information regarding the proposal or director nominee and such nominee's relationship to the proposing stockholder. If you would like a copy of CDTI's current By-laws, please write to the Secretary, CDTi Advanced Materials, Inc., 1700 Fiske Place, Oxnard, California 93033, U.S.A. CDTi's current By-laws may also be found on the Company's website at www.cdti.com.

        To be considered for inclusion in CDTi's proxy statement and form of proxy for the 2019 Annual Meeting of Stockholders, your stockholder proposal must be submitted in writing by March 15, 2019 to the Secretary, CDTi Advanced Materials, Inc., 1700 Fiske Place, Oxnard, California 93033, U.S.A.

        Without limiting the advance notice provisions in the Company's By-laws, which contain procedures that must be followed for a matter to be properly presented at an annual meeting, CDTi management who are proxy holders will have discretionary authority to vote all shares for which they hold proxies with respect to any stockholder proposal or nomination received after the deadline for such proposals or nominations set forth in the By-laws. Such discretionary authority may be exercised to oppose a proposal or nomination made by a stockholder.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

DIRECTORS AND EXECUTIVE OFFICERS OF CDTi

        The following table sets forth the name, age and positions with CDTi of individuals who are currently our directors and executive officers. Following the table is a brief biography of each director and executive officer. There are no family relationships among any of our directors or executive officers.

Name	Age	Company Position
Lon E. Bell, Ph.D.	77	Chairman of the Board of Directors
Matthew Beale	51	President, Chief Executive Officer and Director
Dr. Till Becker(1)	60	Director
Mungo Park(1)	62	Director
Peter J. Chase	50	Chief Operating Officer
Stephen J. Golden	56	Chief Technology Officer and Vice President
Tracy A. Kern	50	Chief Financial Officer and Secretary

(1)
Not standing for re-election.

Current Directors

        Lon E. Bell, Ph.D., Chairman of the Board.    Dr. Bell joined the CDTi Board of Directors in June 2013, and was appointed Chairman of the Board in May 2016. He founded Gentherm Inc. (NASDAQ:THRM), formerly Amerigon Inc., a global developer and marketer of innovative thermal management technologies for a broad range of heating and cooling and temperature control applications, in 1991, and was a consultant to Gentherm from December 2010 to December 2012. Dr. Bell served many roles at Gentherm, including Chief Technology Officer until December 2010, Director of Technology until 2000, Chairman and Chief Executive Officer until 1999, and President until 1997. Dr. Bell served as the Chief Executive Officer and President of BSST LLC, a subsidiary of Gentherm, from September 2000 to December 2010. He served as a Director of Gentherm from 1991 to 2012. Previously, Dr. Bell co-founded Technar Incorporated, which developed and manufactured automotive components, and served as Technar's Chairman and President until selling majority ownership to TRW Inc. in 1986. Dr. Bell continued managing Technar, then known as TRW Technar, as its President until 1991. Dr. Bell co-founded Mahindra REVA Electric Vehicle Pvt Ltd in 1994 and currently serves as a Director. He has served as a director for Ideal Power Converters, Inc. (NASDAQ:IPWR) since 2012 and ClearSign Combustion Corporation (NASDAQ:CLIR) since November 2011. From January 2012 to January 2014, Dr. Bell served as a Director of Aura Systems Inc. (OTC:AUSI) and through 2012, Dr. Bell was a director of the non-profit CALSTART. Dr. Bell received a BS degree in Mathematics, MS degree in Rocket Propulsion, and a Ph.D. in Mechanical Engineering from the California Institute of Technology.

        Dr. Bell's experience as a director of public companies, significant business acumen, technology and commercialization experience and first-hand understanding of the automotive industry led the Board to conclude that he should be nominated to continue to serve as a director of CDTi.

        Matthew Beale, President, Chief Executive Officer and Director.    Mr. Beale was appointed Chief Executive Officer in October 2015 and President in December 2015. He joined the CDTi Board of Directors in September 2014. From May 2013 until September 2015, Mr. Beale served as Group Strategy Officer at Landi Renzo SpA (MIL:LR), a multinational engineering and manufacturing company based in Italy focused on alternative fuel systems and components for OEM and aftermarket automotive applications. From July 2012 to April 2013, Mr. Beale was a strategy consultant to the alternative fuel systems industry focused on business and capital markets strategies. Prior to that, he held several leadership positions at Fuel Systems Solutions, Inc. (NASDAQ:FSYS), a producer of fuel systems and components for automotive and industrial markets, including: Co-President and Head of

IMPCO Operations from April 2011 to June 2012; Chief Financial Officer from May 2009 to March 2011; President and Secretary from May 2008 to March 2011; and Vice President of Business Development from February 2007 to April 2008. Previously, Mr. Beale held international corporate finance and banking positions with CVS Partners from 2005 to 2007; with Citigroup Inc. from 2000 to 2004; and with JP Morgan (NYSE:JPM) from 1994 to 2000. Mr. Beale received a BA in English Literature from the University of London, a Diploma in Accounting and Finance from the London School of Economics, and an MBA from IESE Business School.

        Mr. Beale's experience as an executive officer of public companies and his finance and operations leadership experience in the automotive industry provides him with the continued business experience and acumen to guide CDTi on its financial and strategic initiatives and led the Board to conclude that he should be nominated to continue to serve as a director of CDTi.

        Dr. Till Becker, Director.    Dr. Becker joined the CDTi Board of Directors in February 2015. Dr. Becker has over 25 years of international experience in the automotive, consumer goods and energy industries, including 19 years in leadership roles at Daimler AG, and an extensive background in corporate restructuring and M&A transactions. Dr. Becker currently serves as a Senior Advisor at Global Board Room Advisors, an Asia-focused M&A consulting firm which he co-founded in 2011. Additionally, he has served as Senior Advisor to Holland Private Equity Growth Capital, an investment firm focused on growth-stage investments in small to mid-market technology companies in the Benelux and Germany, since 2014 and Senior Consultant to Artris Management Ltd., a European M&A and consulting company, since 2010. In 2013, Dr. Becker served as CEO of Hess AG, a provider of world-class lighting systems, where he implemented a successful restructuring plan that led to the company's sale. From 2010 to 2011, he served as interim CEO of MPS Micropaint Holding AS, an international distributor of premium spot repair systems for small paint damages and as an advisor to RealEyes GmbH, a three-dimensional display imaging firm. From 2008 to 2010, Dr. Becker served as an advisor to Capital Dynamics Ltd., an independent, global asset management firm that invests in private equity and clean energy infrastructure. From 1987 to 2006, Dr. Becker served in numerous roles at Daimler AG, including Chairman and CEO of Daimler Northeast Asia, Mercedes-Benz Türk A.S., Istanbul, Mercedes-Benz India Pvt. Ltd. And Mercedes-Benz Portugal SA as well as Executive Vice President of the parent company. In addition to CDTi, Dr. Becker currently serves as chairman of the board of Armonic AudioMotive Limited and MPS Micropaint Holding AS and as director of Automotive Business Consulting AG and Equity Gate Advisors GmbH. He previously served as chairman the board of PAS Management Holding GmbH (2008 to 2010) and Lombardium Hamburg GmbH & Co KG (2009 to 2011). Dr. Becker received a law degree from the University of Münster.

        Mungo Park, Director.    Mr. Park has been a Director of CDTi since September 2009 and served as Chairman from September 2009 to October 2010. Mr. Park is the Chairman and Founder of Innovator Capital Limited, a financial services company of London, England established in 2003. He has over 30 years of investment banking experience, focusing primarily on the technology, industrial technology and the biomedical industries.

Executive Officers

        Biographical information for Mr. Beale is included above under "—Current Directors."

        Peter J. Chase, Chief Operating Officer.    Mr. Chase joined CDTi as Chief Operating Officer in January 2017. Mr. Chase has more than 25 years of experience in the automotive and industrial engine industries. Since 2005, he has served in key positions at IMPCO Technologies, Inc., now a division of Nasdaq-listed Westport Fuel Systems, including Director of Engineering, COO, Executive Vice President, Operations and Strategy, and most recently as General Manager. From 2004 to 2005, Mr. Chase was a Senior Engineer (Automotive) at Cummins Engine Company Australia, and from 2002 to 2004 he was Specialist Engineer at General Motors Holden, Australia. From 1999 to 2002, he was the Director of Engineering—GFP Division, at IMPCO Technologies, Inc. in the US and from 1997 to 1999, Technical Services Manager at IMPCO Technologies (Australia) Pty. Ltd. He served as Product Manager, Business/Product Planning at Perkins Engines (Peterborough) Ltd. in the United Kingdom from 1995 to 1997; as Project Manager at the Gas and Fuel Corporation of Victoria in Australia from 1992 to 1995; and as Research and Development Engineer at NGV Australia from 1990 to 1992. Mr. Chase holds a degree in Mechanical Engineering from the University of Melbourne, Australia.

        Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President.    Dr. Golden has served as Chief Technology Officer and Vice President-Business Development and Strategy since April 2012. Dr. Golden joined CDTi as Chief Technical Officer in October 2010, immediately following the business combination of CDTi and Catalytic Solutions, Inc. Dr. Golden is one of the founders of Catalytic Solutions, Inc. and the developer of its technology and had served as the Chief Technical Officer and Director of Catalytic Solutions, Inc. since 1996. From 1994 to late 1995, Dr. Golden was the Research Director for Dreisbach Electromotive Incorporated, a developer of advanced batteries based in Santa Barbara, California. Dr. Golden received his doctorate in Material Science at Imperial College of Science and Technology in London, England. Dr. Golden did extensive post-doctoral work at the University of California, Santa Barbara, and the University of Queensland, Australia in ceramic oxide and mixed metal oxide materials.

        Tracy A. Kern, Chief Financial Officer and Corporate Secretary.    Ms. Kern joined CDTi as Chief Financial Officer and Corporate Secretary in June 2016. Ms. Kern has over 15 years of business experience in public accounting. Ms. Kern most recently served as Chief Financial Officer of Interlink Electronics, Inc. (NASDAQ: LINK), a provider of force-sensing technologies, from June 2015 to May 27, 2016. From July 2008 until April 2015, Ms. Kern was Corporate Controller of Vitesse Semiconductor Corporation (NASDAQ:VTSS), a global provider of high performance integrated circuit solutions for carrier, enterprise and internet-of-things networks. Prior to Vitesse, from January 2003 to June 2008, Ms. Kern was the Chief Financial Officer for Chad Therapeutics, a publicly traded medical device manufacturing company headquartered in Chatsworth, California. Ms. Kern also was a manager at the public accounting firm KPMG, and is a Certified Public Accountant. She holds a Bachelor of Science degree in Accounting from California Lutheran University.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Nominees

        We are asking you to vote for the election of four (4) nominees as directors of CDTi: Mr. Matthew Beale, Lon E. Bell, Ph.D., Mr. Martin S. McDermut and Mr. Bob Ching. Each of the nominees was selected by the Board of Directors upon the recommendation of the Compensation and Nominating Committee of the Board. The term of office of each director is until the 2019 annual meeting or until a successor is duly elected or, if before then, a director resigns, retires or is removed by the stockholders. Dr. Till Becker and Mr. Mungo Park will conclude their service as directors at the Annual Meeting.

        The following table sets forth certain information with respect to each person nominated and recommended to be elected as a director of CDTi.

Name	Age	Director Since
Matthew Beale	51	2014
Lon E. Bell, Ph.D.	77	2013
Martin S. McDermut	67	—
Bob Ching	76	—

        Biographical information for Mr. Beale and Dr. Bell, including the reasons that we believe they should continue to serve as directors, is included under "Directors and Executive Officers of CDTi-Current Directors".

        Mr. Martin S. McDermut, Nominee.    Mr. McDermut most recently served as Vice President and Chief Financial Officer of Applied Micro Circuits Corporation, a publicly traded semiconductor company from January 2016 to February 2017 when the company was acquired by MACOM Technology Solutions Holdings, Inc. Mr. McDermut served as Senior Vice President, Finance and Chief Financial Officer at Vitesse Semiconductor Corporation, a publicly traded semiconductor company, from August 2011 until April 2015, when the company was acquired by Microsemi Corporation. From 2007 to 2011, Mr. McDermut served as managing director and financial consultant at Avant Advisory Group, LLC, a management consulting firm based in Los Angeles and Santa Barbara, CA. He has also served as chief financial officer for other publicly traded companies including IRIS International, Inc. and Superconductor Technologies, Inc. Mr. McDermut worked for the certified public accounting and consulting firm Coopers & Lybrand L.L.P. (now known as PricewaterhouseCoopers LLP) where he was a partner and the practice leader of the firm's Los Angeles Entrepreneurial Advisory Services Group. Mr. McDermut holds a Bachelor of Arts degree in economics from the University of Southern California and a Master of Business Administration degree from the University of Chicago Booth School of Business. He is a Certified Public Accountant.

        Mr. McDermut was selected by the Board as a nominee for director due to experience as an executive officer of public companies and, in particular, his experience as chief financial officer of companies that have raised debt and equity capital and have had successful liquidity events.

        Mr. Bob Ching, Nominee.    Mr. Ching is the Chairman of the Board of Shanghai Chemical Machinery Plant Co., Ltd, and Honorary Chairman of Shanghai ABC Steel Structure Co. Since 1985, he has been continually involved with subjects relating to economic and enterprise reform in China. In recognition of his contributions, the Shanghai Municipal Government awarded Mr. Ching the Magnolia Medal in 1997.

        Mr. Ching was Vice Chairman of Morningside (China), a private equity investment firm from 1994 until his retirement in 2004. In addition to investment related activities, he typically assumed the responsibilities for strategic planning, including M&A and global alliances. Between 1968 and 1993, Mr. Ching served The Boston Consulting Group (BCG), first in Boston and then between 1976 and 1985 based in Tokyo responsible for the Asia practice. His service included Managing Director of BCG (Tokyo) from 1977 to 1985; member of BCG's Executive Committee from 1979 to 1985; and BCG Executive Director for China from 1985 to 1993, where he carried out assignments relating to economic reforms, industry restructuring, and enterprise strategies on behalf of Chinese industry ministries and bureaus, multilateral agencies, and multinational corporations. In 1993, he established BCG (China) as a JV with Jiaotong University and Bank of Communications. Mr. Ching retired from full-time active duty at BCG in 1994 and continued as a Senior Advisor till 2001. Prior to joining BCG, he worked at IBM's Education Research Center and taught physics and economics respectively at the National Taiwan University and Carnegie-Mellon University. Mr. Ching holds degrees from the California Institute of Technology, Harvard University, and Carnegie-Mellon University.

        Mr. Ching was selected by the Board as a nominee for director due to his extensive experience working in Asia which contribute to our expansion in China.

Availability

        The nominees have all consented to stand for election and to serve. If one or more of the above nominees becomes unavailable or declines to accept election as a director, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of directors and eliminates the vacancy.

Plurality Voting

        Under Delaware law and CDTi's By-laws, a vote by a plurality of the shares voting is required for the election of directors. Under plurality voting, directors who receive the most "For" votes are elected; there is no "Against" option and votes that are "withheld" or not cast are disregarded in the count. If a nominee receives a plurality of votes but does not, however, receive a majority of votes, that fact will be considered by the Compensation and Nominating Committee in any future decision on nominations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

        The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the Chief Executive Officer, or person or persons performing similar functions, and other members of the senior management team, and provides an oversight function for the Chief Executive Officer's execution of overall business strategy and objectives. The Board acts as an advisor and counselor to senior management and validates business strategy and direction. The Board's primary function is to monitor the performance of senior management and facilitate growth and success by providing mentoring and actionable business advice honed by substantial substantive knowledge of the Company's business and history tempered with significant outside business experience.

        Our By-laws state that the number of directors shall be determined from time to time by the Board of Directors or by the stockholders.

        Each director shall be elected for a term of one year and until a successor is duly elected or until the director shall sooner resign, retire, become deceased or be removed by the stockholders. Any director may be removed by the stockholders with or without cause at any time. Any director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such director to the Chairman, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Vacancies in the Board may be filled by a majority of the directors then in office (although less than a quorum), by the sole remaining director, or by the stockholders. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the Board that are being eliminated by the decrease. The Board is currently comprised of a Non-Executive Chairman, two Non-Executive Directors and our Chief Executive Officer.

Director Independence

        The Board of Directors has affirmatively determined that each of Dr. Till Becker, Lon E. Bell, Ph.D., and Mungo Park, current directors, is "independent" under the NASDAQ listing standards. In addition, the Board of Directors has determined that each of Dr. Becker, Dr. Bell and Mr. Park are "independent" under the heightened independence standards applicable to members of CDTi's Audit Committee and Compensation and Nominating Committee under applicable NASDAQ listing standards and SEC rules. In addition, our Board of Directors has determined that Mr. Martin S. McDermut and Mr. Bob Ching, director nominees standing for election for the first time at the Annual Meeting, also will be "independent directors" upon their election to the board, including under the heightened independence standards applicable to members of audit, compensation and nominating committees.

2017 Meetings and Attendance

        During 2017, the Board held 9 meetings. All directors attended at least 75% or more of the aggregate number of meetings of the Board and Board Committees on which they served. All directors standing for re-election attended the 2017 annual meeting of CDTI held on May 25, 2017. CDTi has a formal policy mandating director attendance at annual meetings.

Executive Sessions

        The policy of the Board is to hold at least two executive sessions of the Board annually and executive sessions of committees when needed.

Board Leadership Structure

        The CDTi Board is led by a Chairman who is a Non-Executive Director selected by the full Board on nomination of the Compensation and Nominating Committee. The Board believes that the Chairman is responsible for Board leadership and the Chief Executive Officer is responsible for leading the management, employees and operations of CDTi and that these are two distinct and separate responsibilities. The Board believes this leadership structure is efficient and promotes good corporate governance. However, the Board continues to evaluate its leadership structure and may change it, if, in the opinion of the Board, a change is required by the needs of CDTi's business and operations.

Risk Oversight

        The Board of Directors exercises ultimate risk oversight responsibility for CDTi directly and through its committees. The direct role for the Board is to assist management in identifying risk, to evaluate management's performance in managing risk, and, when appropriate, to request information and data to assist in that process. The Board believes that its leadership structure of a separate Chairman and Chief Executive Officer enhances the Board's assessment of risk. The Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation and Nominating Committee oversees risks relating to CDTi's compensation policies and practices. Each Committee reports its activities and recommendations to the Board, including assessment of risk, when appropriate.

 COMMITTEES OF THE BOARD

        The standing Committees of the Board of Directors are an Audit Committee and Compensation and Nominating Committee. During 2017, the Board also had a Technology Committee until December 31, 2017. Special committees may be formed from time to time as determined by the Board of Directors. The Charters of the Audit Committee and Compensation and Nominating Committee are available on CDTi's website at www.cdti.com under "Investor Relations". The following table sets out the current membership of the standing Committees of our Board of Directors and the number of Committee meetings held in 2017:

Name	Audit	Compensation and Nominating	Technology
Dr. Till Becker(1)	X	X	X
Lon E. Bell, Ph.D.	X	Chairman	Chairman
Mungo Park(1)	Chairman	—	X
Number of Meetings in 2017	9	5	2

(1)
Not standing for re-election.

Audit Committee

        The Audit Committee is responsible for oversight of accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper record keeping, accounting or disclosure. The Audit Committee is also responsible for reviewing transactions with related parties, regardless of the amount of such transaction. The Board has also constituted the Audit Committee as a qualified legal compliance committee in accordance with SEC regulations.

        In the opinion of the Board, each of the members of the Audit Committee has both business experience and an understanding of generally accepted accounting principles and financial statements enabling them to effectively discharge their responsibilities as members of that Committee.

Audit Committee Financial Expert

        The Board has determined that Mungo Park is an audit committee financial expert within the meaning of SEC regulations. In making this determination the Board considered Mr. Park's formal training, extensive experience in accounting and finance and his prior service with other reporting companies under the Securities Exchange Act of 1934. The Board has also determined that Mr. Park is "independent," as independence for audit committee members is defined in the NASDAQ listing standards.

Compensation and Nominating Committee

Compensation

        The Compensation and Nominating Committee is responsible for the oversight and determination of executive compensation. For outside adviser services, the Compensation and Nominating Committee is responsible for the engagement and compensation of independent compensation consultants, legal advisors and other advisers, and the oversight of their activities and evaluation of their independence. Among other things, the Committee reviews, recommends and approves salaries and other compensation of the Company's eligible employees, administers the Company's Management Short Term Incentive Plan and the Company's long-term incentives under the Company's stock incentive plans (including reviewing, recommending and approving equity grants to eligible employees).

        Executive compensation awards are approved by the Compensation and Nominating Committee on recommendation of the Chief Executive Officer, except that the compensation of the Chief Executive Officer is determined by the Committee itself. Compensation of executives is considered for final approval by the Board of Directors upon the recommendation of the Compensation and Nominating Committee.

        In determining executive compensation, the Committee considers:

  •
  the executive's performance in light of Company goals and objectives;

  •
  competitive market data at comparable companies;

  •
  our overall budget for base salary increases; and

  •
  such other factors as it shall deem relevant.

        The Compensation and Nominating Committee is authorized to engage and retain independent third party compensation and legal advisors to obtain advice and assistance on all matters related to executive compensation and benefit plans, as well as external consultants to provide independent verification of market position and consider the appropriateness of executive compensation.

Nominating

        The Compensation and Nominating Committee also identifies director nominees for election to fill vacancies on CDTi's Board. Nominees are considered for approval by the Board on recommendation of the Committee. In evaluating nominees, the Committee seeks candidates of high ethical character with significant business experience at the senior management level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to CDTI's business at the time. When a vacancy occurs on the Board, the Committee will consider nominees from all sources, including stockholders, nominees recommended by other parties, and candidates known to the directors or CDTi's management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to consider for nomination.

        The Compensation and Nominating Committee does not have a formal affirmative diversity policy for identifying nominees for the Board of Directors. When evaluating nominees, however, the Committee considers itself diversity neutral and examines a candidate's background, experience, education, skills and individual qualities that could contribute to heterogeneity and perspective in Board deliberations.

        Stockholders who wish to recommend candidates for consideration as nominees should furnish in writing detailed biographical information concerning the candidate to the Committee addressed to the Secretary of CDTi at 1700 Fiske Place, Oxnard, California, 93033, U.S.A. No material changes have been made to the procedures by which security holders may recommend nominees to CDTi's Board of Directors.

Technology Committee

        The Technology Committee's responsibility was to represent and assist the Board of Directors in its review and oversight of the Company's technology strategy and investment in research and development and technological and scientific initiatives and to review and identify specific technology, science and innovation matters that could have a significant impact on Company operations. The Board determined to disband the Technology Committee in May 2017 effective December 31, 2017, and its responsibilities are now performed by the full Board of Directors.

 CORPORATE GOVERNANCE

        The Board is committed to sound and effective corporate governance principles and practices. The role of our Board of Directors is to effectively govern the affairs of our Company for the benefit of our stockholders. Our Board of Directors strives to ensure the success and continuity of our Company and its mission through the election and appointment of qualified management. It is also responsible for ensuring that CDTi's activities are conducted in a responsible and ethical matter.

Code of Business Ethics and Conduct

        The Board has adopted a Code of Ethics and Business Conduct (the "Code") that applies to all employees, executive officers and directors. A copy of the Code is available free of charge on written or telephone request to Secretary, CDTi, 1700 Fiske Place, Oxnard, California 93033, U.S.A., or +1 805-639-9458. The Code is also available on CDTi's website at www.cdti.com under "Investor Relations". Changes to the Code or waivers granted under the Code will be posted on CDTi's website at www.cdti.com under "Investor Relations".

Communicating with the Board of Directors

        Stockholders and other interested parties may contact any of CDTi's directors, including the Chairman or the Non-Executive Directors as a group, by writing a letter to the CDTi director(s) c/o Secretary, CDTi Advance Materials, Inc., 1700 Fiske Place, Oxnard, California 93033, U.S.A. Communications will be forwarded directly to the Chairman, unless a different director is specified.

Corporate Governance Materials

        Materials relating to corporate governance at CDTi are published on our website at www.cdti.com under "Investor Relations".

  •
  Board of Directors-Background and Experience

  •
  Audit Committee Charter

  •
  Compensation and Nominating Committee Charter

  •
  Code of Ethics and Business Conduct

  •
  By-laws

  •
  Restated Certificate of Incorporation, as amended

Transactions with Related Parties

        Since January 1, 2016, aside from those transactions listed below and compensation and other arrangements described elsewhere in this Annual Report, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 or one percent of the Company's average total assets at yearend for the last two completed fiscal years and in which any of the Company's directors, nominees for director, executive officer, persons who we know hold more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest

Kanis S.A.

        We have entered into certain transactions involving the issuance of indebtedness by us to Kanis S.A., which has been form time to time and currently is the holder of more than five percent of our outstanding shares of common stock. For more information, see Note 11 to the Company's consolidated financial statements included in this Annual Report.

        In connection with our loan transactions with Kanis S.A., we have issued equity securities to Kanis S.A. in consideration of the agreement to loan funds to us or to amend related debt instruments and/or agreements, including the issuance on: (i) December 30, 2010 of warrants to acquire up to 5,000 shares of common stock at $52.00 per share (the "December Warrants") in connection with the entry into a loan commitment letter on such date providing for a loan by Kanis S.A. to us of $1.5 million; (ii) July 3, 2013 of 37,600 shares of common stock and warrants to acquire up to 18,800 shares of common stock at $6.25 per share in satisfaction of a $100,000 payment premium due June 30, 2013 and $135,000 of accrued interest as of June 30, 2013 relating to an 8% promissory note due 2016 in the aggregate principal amount of $1.5 million; (iii) on February 16, 2012 of warrants to acquire up to 1,000 shares of common stock at $19.00 per share (the "February Warrants") in connection with an amendment to our 8% subordinated convertible note due 2016 issued pursuant to a subordinated notes commitment letter dated April 11, 2011; (iv) on July 27, 2012 of warrants to acquire up to 9,000 shares of common stock at $10.45 per share (the "July Warrants") in connection with a 8% promissory note in the principal amount of in the initial aggregate principal amount of $3.0 million; and (v) on November 11, 2014 of warrants to acquire up to 16,000 shares of common stock at $8.75 per share in connection with the entry into a letter agreement amending the terms of various loans made by Kanis S.A. to us.

        On October 7, 2015, we entered into a letter agreement with Kanis S.A., whereby Kanis S.A. agreed to amend the terms of the outstanding loans made to CDTi, such that (i) the maturity date and payment premium on the outstanding 8% shareholder note due on October 1, 2016 in the aggregate principal amount of $1,500,000 was extended to October 1, 2018; (ii) the maturity date on the outstanding 8% subordinated convertible note due on October 1, 2016 in the aggregate principal amount of $3,000,000 was extended to October 1, 2018; and (iii) the maturity date on the outstanding 8% shareholder note due on October 1, 2016 in the aggregate principal amount of $3,000,000 was extended to October 1, 2018. Pursuant to the terms of the agreement, we agreed to amend the terms of certain outstanding warrants issued to Kanis S.A. in order to (i) extend the expiration date until November 11, 2019 and (ii) with respect to the December Warrants, February Warrants and July Warrants, representing the right to purchase up to 15,000 shares of our common stock, reduce the exercise price to $8.75 per share.

        On April 1, 2016, we borrowed $2.0 million from Kanis S.A. pursuant to an 8% promissory note due September 30, 2017 (the "April 2016 Note") and, in connection therewith, entered into an amendment to loan agreement (the "April 2016 Agreement") with Kanis S.A. Pursuant to the April 2016 Agreement, CDTi and Kanis S.A. agreed to amend certain an aggregate of $7,500,000 in principal amount of promissory notes and other indebtedness (collectively, the "Kanis Notes"), such that (i) Kanis S.A. had the right to convert the principal balance of the Kanis Notes and any accrued interest thereon into our common stock at a conversion price equal to the lower of the closing price of CDTI on the date before the date of the April 2016 Agreement or as of the date when Kanis S.A. exercised its conversion right; and (ii) we had the right to mandatorily convert the principal balance of the Kanis Notes and any accrued interest thereon into our common stock on the earlier of the maturity date thereof or upon the occurrence of a "Liquidity Event" at a conversion price equal to the lower of the closing price of our common stock as of the date immediately before the date of the April 2016 Agreement or at a 25% discount to the Liquidity Event price. A Liquidity Event was defined as a strategic investment in CDTI or a public stock offering by CDTI.

        On June 30, 2016, we entered into a letter agreement (the "Kanis Exchange Agreement") with Kanis S.A. pursuant to which we agreed to an exchange with Kanis S.A. of the Kanis Notes for a number of shares of our common stock equal to (a) the principal amount of the Kanis Notes plus the accrued but unpaid interest thereon through and including the date of the settlement of the exchange contemplated by the Kanis Exchange Agreement, divided by (b) $1.6215. The transactions contemplated by the Kanis Exchange Agreement were subject to the approval of our stockholders. At a special meeting of stockholders held on August 25, 2016, our stockholders approved the transactions contemplated by the Kanis Exchange Agreement, which approval was a condition precedent to the issuance of our common stock in exchange for the Kanis Notes.

        On August 30, 2016, we consummated the Kanis Exchange Agreement transactions, pursuant to which we issued to Kanis S.A. an aggregate of 4,872,032 shares of common stock in exchange for the delivery to us of the Kanis Notes and the extinguishment of $7,900,000 of indebtedness.

        On January 10, 2017, we repaid in full to Kanis S.A. the principal balance of the April 2016 Note and all accrued interest thereon.

Lon E. Bell, Ph.D.

        On April 11, 2016, we borrowed $500,000 from Lon E. Bell, Ph.D., a director of CDTi, pursuant to an 8% convertible promissory note (the "Bell Note"). The Bell Note was convertible into our common stock at a conversion price equal to the lower of the closing price of our common stock on the date before the date of the Note or as of the date when Dr. Bell exercised his conversion right. The Company shall have the right to mandatorily convert the principal balance of the Note and any accrued interest into the common stock of Company upon the Maturity Date at a conversion price equal to the lower of the closing price of CDTI on the date before the date of the Note or the Maturity Date. We had the right to mandatorily convert the Bell Note concurrently with the closing of a Liquidity Event at a conversion price equal to the lower of the closing price of our common stock as of the date immediately before the date of the Bell Note or at a 25% discount to the Liquidity Event price. A Liquidity Event was defined as a strategic investment in CDTI or a public stock offering by CDTI.

        On May 18, 2016, CDTi and Dr. Bell amended and restated the Bell Note to amend the conversion features contained therein. Following the amendment, Dr. Bell had the right to convert the Bell Note into our common stock at a fixed conversion price of $3.55 per share, and we had the right to mandatorily convert the Bell Note into our common stock at a fixed conversion price of $3.55 per share upon the earlier of the maturity date of the Bell Note and the closing of a Liquidity Event if, and only if, the $3.55 conversion price was less than the average closing price of our common stock for the five consecutive trading days ending on the trading day immediately preceding the date we exercise our conversion rights.

        On June 30, 2016, we entered into a letter agreement (the "Bell Exchange Agreement") with Dr. Bell pursuant to which we agreed to an exchange with Dr. Bell of the Bell Note for a number of shares of our common stock equal to (a) the principal amount of the Bell Note plus the accrued but unpaid interest thereon through and including the date of the settlement of the exchange contemplated by the Bell Exchange Agreement, divided by (b) $1.6215. The transactions contemplated by the Bell Exchange Agreement were subject to the approval of our stockholders. At a special meeting of stockholders held on August 25, 2016, our stockholders approved the transactions contemplated by the Bell Exchange Agreement, which approval was a condition precedent to the issuance of our common stock in exchange for the Bell Note. On August 30, 2016, we consummated the Bell Exchange Agreement transactions, pursuant to which we issued to Dr. Bell an aggregate of 317,950 shares of common stock in exchange for the delivery to us of the Bell Note and the extinguishment of $515,556 of indebtedness.

        On December 16, 2016, we sold 250,000 shares of our common stock to Dr. Bell at a purchase price of $2.00 per share. The sale of shares to Dr. Bell was made pursuant to a securities purchase agreement (the "Purchase Agreement") that we entered into on November 3, 2016 with Dr. Bell and 95 other investors, pursuant to which we sold an aggregate of 5,172,250 shares of our common stock for gross proceeds of $10,344,500. The sale of these securities was approved on October 24, 2016 by Kanis S.A., the holder of a majority of our outstanding shares of common stock as of such date. Dr. Bell purchased shares in the offering on the same terms as all other investors. At the initial closing of the offering, we entered into a registration rights agreement, dated November 4, 2016, with the investors, including Dr. Bell, pursuant to which we agreed to register for resale by the investors the shares of common stock purchased pursuant to the Purchase Agreement. We completed the registration of these shares in January 2017.

Policies and Procedures for Related Party Transactions

        Our audit committee has the primary responsibility for reviewing and approving or disapproving "related party transactions," which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter provides that our audit committee shall review and approve or disapprove any related party transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to CDTi's executive officers, directors and greater than ten percent beneficial owners during the year ended December 31, 2017 were complied with.

DIRECTOR COMPENSATION

Director Compensation Table

        The following table details the total compensation earned by our non-employee directors in fiscal year 2017:

Name	Fees Earned or Paid in Cash
Lon E. Bell, Ph.D.(1)	$94,000
Dr. Till Becker(2)	$44,000
Mungo Park(3)	$49,000

(1)
During 2017, Dr. Bell served on the Audit Committee and the Compensation and Nominating Committee and as Chairman of the Technology Committee. Dr. Bell also served as Chairman of the Board.

(2)
During 2017, Dr. Becker served on the Technology Committee, the Audit Committee and the Compensation and Nominating Committee.

(3)
During 2017, Mr. Park served on the Technology Committee and as Chairman of the Audit Committee.

        As of December 31, 2017, none of our non-employee directors held options or stock awards for shares of our common stock except for Mr. Park, who held options to purchase an aggregate of 3,000 shares of our common stock.

Narrative to Director Compensation Table

        During 2017, CDTi's Non-Executive Directors were compensated based on the following fee schedule:

Description	Compensation
Board Member—Retainers:
• Chairman (in addition to Member Retainer)	$35,000 per year
Board Member Includes four in-person meetings Includes four telephonic meetings	$25,000 per year, plus an annual award of restricted stock units valued at $30,000, with timing and vesting to be at the discretion of the Board on the recommendation of the Compensation and Nominating Committee
Board Member—Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting
Audit Committee—Retainers:
• Chairman (in addition to Member Retainer)	$10,000 per year
• Committee Member	$5,000 per year
Includes four in-person meetings
Includes four telephonic meetings
Audit Committee—Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting

Description	Compensation
Comp. and Nom. Committee—Retainers:
• Chairman (in addition to Member Retainer)	$7,500 per year
• Committee Member	$5,000 per year
Includes four in-person meetings
Includes four telephonic meetings
Comp. and Nom. Committee—Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Telephonic meetings	$500 each meeting
Technology Committee—Retainers:
• Chairman (in addition to Member Retainer)	$7,500 per year
• Committee Member	$5,000 per year
Includes four in-person meetings
Includes four telephonic meetings
Technology Committee—Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting

        Fees earned by the Non-Executive Directors are generally paid in cash quarterly during the period earned. Restricted stock unit awards to Non-Executive Directors will be, under the current policy of the Board, granted pursuant to our stock incentive plan and vest over time.

        During 2016 and 2017, no awards of restricted stock units were made to our current Non-Executive Directors. In April 2018, the Board reduced the annual cash retainer payable to our Chairman from $35,000 to $25,000, and the Compensation and Nominating Committee awarded to each of our Non-Executive Directors 35,000 shares of our common stock in payment of the annual awards of equity compensation for fiscal years 2016 and 2017. In addition, our Compensation and Nominating Committee awarded to each of Dr. Becker and Mr. Park, our Non-Executive Directors not standing for re-election at the Annual Meeting, restricted stock units for 8,333 shares as compensation for their service on the Board from May 2018 through July 2018.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to us regarding the beneficial ownership of common stock as of June 29, 2018 by: 1) each person known to CDTi to beneficially own more than five percent of its outstanding shares of common stock; 2) each of the directors (including all nominees for director); 3) CDTi's "Named Executive Officers" as set forth in the Summary Compensation Table included under "Executive Compensation"; and 4) all current directors and executive officers as a group at such date.

        Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of CDTi, 1700 Fiske Place, Oxnard, California, 93033.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Outstanding(2)
Directors, Nominees, Named Executive Officers and all Directors and Executive Officers as a Group:
Lon E. Bell, Ph.D., Chairman of the Board(3)	633,494	4.0%
Dr. Till Becker, Director	47,182	*
Mungo Park, Director(4)	52,876	*
Matthew Beale, President, Chief Executive Officer and Director(5)	367,437	2.3%
Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President(6)	105,082	*
Peter J. Chase, Chief Operating Officer(7)	25,000	*
Martin S. McDermut, Nominee	—	—
Bob Ching, Nominee	—	—
Directors and executive officers as a group (7 persons)(8)	1,288,572	7.8%
Greater than 5% Stockholders:
Kanis S.A.(9)	5,012,708	31.5%

*
Less than 1%

(1)
To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with Securities and Exchange Commission ("SEC") rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is June 29, 2018 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The percent of CDTi beneficially owned is based on 15,908,736 shares of Common Stock issued and outstanding on June 29, 2018, together with the applicable stock options, restricted stock units and warrants for that stockholder or group of stockholders calculated in accordance with SEC rules.

(3)
For Dr. Bell, includes a warrant to acquire 8,000 shares. 16,000 shares and the warrant are held in the Bell Family Trust for which Dr. Bell serves as Trustee and has sole voting and investment control over such securities.

(4)
For Mr. Park, includes 3,000 shares subject to options currently exercisable.

(5)
For Mr. Beale, includes 340,000 shares subject to options exercisable within 60 days.

(6)
For Dr. Golden, includes 96,332 shares subject to options exercisable within 60 days. 1,711 shares are held in the Golden Family Trust for which Dr. Golden serves as Trustee and has sole voting and investment control over such securities.

(7)
For Mr. Chase, includes 25,000 shares subject to options exercisable within 60 days.

(8)
Includes warrants to acquire 8,000 shares, and 511,832 shares subject to options currently exercisable.

(9)
Kanis S.A.'s mailing address is c/o 235 Old Marylebone Road, London NW1 5QT, England. Includes warrants to purchase 49,800 shares that currently are exercisable. Derek Gray, Chief Financial Officer of Kanis S.A. exercises voting and investment power over the shares held by Kanis S.A. but disclaims beneficial ownership of such shares except to the extent of pecuniary interest therein.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information regarding the compensation of our named executive officers during 2016 and 2017. As a "smaller reporting company," as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, or the Securities Act, we are required to provide compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this proxy statement, these three officers are referred to as our "Named Executive Officers."

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Matthew Beale(7)	2017	298,077	—	—	25,392	323,469
President, Chief Executive Officer and Director	2016	270,192	37,500	1,019,324	33,392	1,360,408
Stephen J. Golden, Ph.D.	2017	249,039	—	—	392	249,431
Chief Technology Officer and Vice President	2016	245,192	37,500	254,830	392	537,914
Peter Chase	2017	221,154	50,000	226,000	23,264	520,418
Chief Operating Officer	2016	—	—	—	—	—

(1)
The Company has entered into employment agreements with each of Mr. Beale, Dr. Golden and Mr. Chase. Consistent with the terms of each employment agreement, the Company reviews the base salaries of executive officers employed by the Company on an annual basis, and has and may from time to time make adjustments to the base salary amount.

(2)
Consists of discretionary bonuses awarded to Mr. Beale and Dr. Golden based upon individual performance for the year, and a guaranteed bonus to Mr. Chase pursuant to his employment agreement.

(3)
These amounts represent the grant date fair value of the stock and stock option awards determined in accordance with ASC Topic 718. These amounts may not correspond to the actual value eventually realized by the officer, which depends in part on the market value of our common stock in future periods. Assumptions used in calculating these amounts are set forth in the Notes to Consolidated Financial Statements included in this annual report on Form 10-K for the year ended December 31, 2017.

(4)
Consists of the dollar value of premiums paid by CDTi for group term life and accidental death and dismemberment insurance. In addition, the amounts for Mr. Beale include, for 2016, $33,000 as a housing allowance and for 2017, $25,000 as a housing allowance. The amounts for Mr. Chase include, for 2017, $22,916 as a housing allowance.

(5)
Mr. Chase commenced service as an executive officer on January 30, 2017.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

        We entered into an employment agreement with Mr. Beale on October 22, 2015 and Mr. Chase on January 30, 2017. Our subsidiary, Catalytic Solutions, Inc. ("CSI"), entered into an employment agreement with Dr. Golden on October 17, 2006.

        The employment agreements provide for an annual base salary of $325,000 for Mr. Beale, $250,000 for Mr. Chase and $257,500 for Dr. Golden, subject to potential adjustments based on an annual review of each named executive officer's salary. Mr. Beale also receives a monthly housing allowance, which was $3,000 through October 2016 and $2,083 from January 1, 2017 through December 31, 2017.

        On March 29, 2016, Mr. Beale and Dr. Golden agreed to a reduction in their annual base salaries to $250,000 and $225,000, respectively, to support the Company's efforts to reduce its overall cost structure. On December 16, 2016, following completion of our recapitalization, our Compensation and Nominating Committee approved an increase in the base salaries payable to Mr. Beale and Dr. Golden to $300,000 and $250,000, respectively, effective January 1, 2017.

        The employment agreements also provide for certain incentive compensation, including:

  •
  for Mr. Beale, (i) 100,000 non-qualified stock options, with 50% vesting on each of March 31, 2016 and December 31, 2016, and (ii) an annual bonus based on the Company's achievement of financial objectives established by the Board and Mr. Beale's achievement of agreed upon personal business objectives, which varies from 0% to 119% of base salary with a target of 70% of such base salary;

  •
  for Dr. Golden, (i) the opportunity to obtain a bonus of up to 60% of his base salary, dependent on the attainment of certain goals and objectives, and (ii) any equity incentive awards that may be granted to Dr. Golden under our current equity incentive plan; and

  •
  for Mr. Chase (i) 100,000 stock options, with 25% of these options vesting on each anniversary of his appointment beginning January 30, 2018, and (ii) an annual bonus based on the Company's achievement of financial objectives established by the Board and Mr. Chase's achievement of agreed upon personal business objectives, with a target bonus of 50% of his base salary.

Short-Term Incentives

        All executive officers of the Company are eligible to participate in CDTi's Management Short Term Incentive Plan, or STIP. Participation levels, business and personal objectives, and financial targets are established and determined by our board of directors upon recommendation of the Compensation and Nominating Committee and may include an incremental pay scale that includes linear payout levels. Aggregate plan payments are calculated by CDTi's senior management and approved by the Compensation and Nominating Committee and our board of directors. Individual employee payment recommendations are then submitted to the Company's Chief Executive Officer, Compensation and Nominating Committee and Board for final approval before any payments can be made. Cash incentives under the STIP are paid out on an annual basis by the end of the second quarter of each year upon review of financial results from the previous year. To be eligible for the cash incentive payout, participants must remain employed by CDTi on the date of the payout.

        Due to the fact, the Company was in the process of transitioning from being a manufacturer of emissions control solutions for the automotive and heavy-duty diesel markets to becoming an advanced materials technology provider of proprietary powders for these markets, management recommended to the Compensation and Nominating Committee that there should be no STIP for 2017.

Long-Term (Equity) Incentives

        In December 2016, the Board of Directors and stockholders of CDTi approved the 2016 Omnibus Incentive Plan (the "2016 Plan"), pursuant to which we may issue up to 2,250,000 shares of our common stock pursuant to awards granted thereunder. The 2016 Plan replaced the stock incentive plan (formerly known as the 1994 Incentive Plan) originally adopted in 1994 and amended in 2002, 2012 and 2015 (collectively, the "Prior Plan"). With the adoption of the 2016 Plan, no further awards will be made under the Prior Plan.

        Pursuant to the 2016 Plan, awards may be granted to participants in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted share units, performance awards, or any combination of the foregoing. Participants in the Plan may be CDTi's directors, employees, consultants or advisors (except consultants or advisors in capital-raising transactions) as the directors determine are key to the success of our business. The Compensation and Nominating Committee grants stock options and restricted stock (or restricted stock units) as long-term equity incentive awards. These awards are designed to focus management on the long-term success of CDTi and thereby align the interests of the recipients with the interests of our stockholders.

        The 2016 Plan is administered by the Compensation and Nominating Committee of our Board. Awards are generally granted annually during the first half of the calendar year. Stock options are granted for a term of not more than ten years and at an exercise price per share equal to fair market value on the grant date.

        The following table sets out information as to the grant of awards made to the Named Executive Officers during fiscal year 2017.

Name and Award Type	Grant Date	Number of Shares	Vesting
Matthew Beale	—	—	—
Stephen J. Golden, Ph.D.	—	—	—
Peter J. Chase
NQ Stock Option	February 24, 2017	100,000	The shares will vest in four equal installments of 25,000 shares on each of January 30, 2018, January 30, 2019, January 30, 2020 and January 30, 2021.

Executive Compensation Consultant

        The Company did not use the services of a compensation consulting firm during 2017.

Potential Payments upon Termination of Employment or Change in Control

        As of December 31, 2017, the following summarizes the potential payments upon employment termination and change in control events provided for in each of the Named Executive Officer's employment agreements:

Reason for Termination	Benefit
Without Cause or Resignation for Good Reason	6 months of annual base salary and health benefits; pro rata bonus; and accrued and unpaid salary and other benefits through the date of separation
Disability	3 months of annual base salary and health benefits; pro rata bonus; and accrued and unpaid salary and other benefits through the date of separation
With Cause, Resignation Without Good Reason, or Upon Mutual Agreement of the Company and Named Executive Officer	Accrued and unpaid salary and other benefits through the date of separation
Without Cause or Resignation for Good Reason Concurrent with or Subsequent to a Change in Control	6 months of annual base salary and health benefits; pro rata bonus; accrued and unpaid salary and other benefits through the date of separation; and immediate vesting of any equity awards

        The Named Executive Officers' outstanding stock options and restricted share units were issued under CDTi's stock incentive plans. Under the terms of the stock incentive plans, in the event of termination of employment due to resignation, vested options continue to be exercisable for a period of 90 days and unvested restricted share units cancel. In the event of termination for cause, as provided in the award agreement, all options and restricted share units terminate immediately. In the case of termination of employment due to death, total disability or normal retirement, the treatment of options and restricted share units varies by award, with some awards providing for additional vesting and, in the case of options, an extension of the period of time for exercise. Additionally, in the event of a "Change in Control," our board of directors may, in its discretion, take actions as it deems appropriate to provide for the acceleration, assumption, continuation, substitution or cash-out of outstanding awards if not so determined in each Named Executive Officer's employment agreement. Additionally, our board of directors or the Compensation and Nominating Committee may modify, terminate or grant waivers and accelerations with respect to awards under our current stock incentive plans, subject to the terms and conditions contained therein.

Outstanding Equity Awards at Fiscal Year End

        The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2017.

	Option Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price ($)	Option Expiration Date
Matthew Beale
11/5/2015(1)	100,000	—	8.95	11/5/2025
12/16/2016(2)	240,000	240,000	2.25	12/16/2026
Total	340,000	240,000
Stephen J. Golden, Ph.D.
3/17/2011(3)	3,200	—	28.40	3/17/2021
2/22/2012(4)	11,764	—	15.30	2/22/2022
5/20/2015(5)	14,245	7,123	9.80	5/20/2025
12/16/2016(2)	60,000	60,000	2.25	12/16/2026
Total	89,209	67,123
Peter Chase
2/24/2017(6)	—	100,000	2.60	2/24/2027
Total	—	100,000

(1)
Options granted on November 5, 2015 vest 50% on March 31, 2016 and 50% on December 31, 2016. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term.

(2)
Options granted on December 16, 2016 vest 33.33% on the date of grant and 16.66% on each of December 16, 2017, 2018, 2019 and 2020. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term.

(3)
Options granted on March 17, 2011 vested 50% on grant date and 50% on March 17, 2012. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term.

(4)
Options granted on February 22, 2012 vested 33.3% on each of February 22, 2013, 2014 and 2015. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term.

(5)
Options granted on May 20, 2015 vest 33.3% on each of May 20, 2016, 2017 and 2018. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term.

(6)
Options granted on February 24, 2017 vest 25% on each January 30, 2018, 2019, 2020 and 2021. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term.

Equity Compensation Plan Information

        The following table summarizes certain information about our equity compensation plans as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(3)	1,939,436	$4.28	1,351,667
Equity compensation plans not approved by security holders	—	—	—

Total	1,939,436	$4.28	1,351,667

(1)
Includes restricted stock units for 1,600 shares of common stock.

(2)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account restricted stock units, which have no exercise price.

(3)
Consists of the (i) Stock Incentive Plan (formerly known as the 1994 Incentive Plan), as amended, and (ii) the 2016 Omnibus Incentive Plan. No additional awards will be made under the Stock Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

        As more fully described in its Charter, the Audit Committee assists the Board of Directors in its oversight of CDTi's corporate accounting and financial reporting process and interacts directly with and evaluates the performance of CDTi's independent registered public accounting firm.

        In the performance of its oversight function, the Audit Committee has reviewed CDTi's audited consolidated financial statements for the year ended December 31, 2017 and has met with both management and CDTi's independent registered public accounting firm, Rose, Snyder & Jacobs, LLP, to discuss those consolidated financial statements. The Audit Committee has discussed with Rose, Snyder & Jacobs, LLP those matters related to the conduct of the audit that are required to be communicated by the independent registered public accounting firm to the Audit Committee under Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board ("PCAOB"), including Rose, Snyder & Jacobs, LLP's judgments as to the quality, not just the acceptability, of CDTi's accounting principles. In addition, the Audit Committee has reviewed and discussed with management the assessment of the effectiveness of CDTi's internal control over financial reporting.

        The Audit Committee discussed with CDTi's independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met separately with the independent registered public accounting firm, without management present, to discuss the results of its audit, CDTi's internal controls and the overall quality of CDTi's financial reporting.

        The Audit Committee has received from Rose, Snyder & Jacobs, LLP the required written disclosures and letter regarding its independence from CDTi, as required by the PCAOB Rule 3526, and has discussed with Rose, Snyder & Jacobs, LLP its independence. The Audit Committee has also reviewed and considered whether the provision of other non-audit services by Rose, Snyder & Jacobs, LLP is compatible with maintaining the auditor's independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements of CDTi for the year ended December 31, 2017 be included in CDTi's Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on April 2, 2018.

        It is not the duty of the Audit Committee to conduct audits, to independently verify management's representations or to determine that CDTi's financial statements are complete and accurate, prepared in accordance with United States generally accepted accounting principles or fairly present the financial condition, results of operations and cash flows of CDTi. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The independent registered public accounting firm retained by the Audit Committee is responsible for performing an independent audit of the consolidated financial statements, and for reporting the results of their audit to the Audit Committee. The Audit Committee reviews and monitors these processes. In giving its recommendation to the Board of Directors, the Audit Committee has expressly relied on (i) management's representation that such financial statements have been prepared in conformity with United States generally accepted accounting principles and (ii) the report of the Company's independent registered public accounting firm, with respect to such financial statements.

The Audit Committee
Mungo Park, Chairman Dr. Till Becker Lon E. Bell, Ph.D.

        The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed the firm of Rose, Snyder & Jacobs, LLP to be CDTi's independent registered public accounting firm for the year 2018 and the Board of Directors is submitting the appointment of the independent registered public accounting firm to stockholders for ratification at the Annual Meeting. Rose, Snyder & Jacobs, LLP has served as CDTi's independent registered public accounting firm since September 18, 2017. A representative of Rose, Snyder & Jacobs, LLP is expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and, if the representative desires to do so, to make a statement.

        Neither the Company's By-laws nor other governing documents or applicable law require stockholder ratification of the appointment of Rose, Snyder & Jacobs, LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board of Directors recommended, and the Board of Directors is, submitting the appointment of Rose, Snyder & Jacobs, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm although the Audit Committee will not be required to select a different independent auditor for the Company. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of a majority of the votes cast on this proposal, assuming a quorum is present at the Annual Meeting, is required to ratify the appointment of Rose, Snyder & Jacobs, LLP.

Changes in Independent Registered Public Accounting Firm

        On September 18, 2017, we dismissed BDO USA LLP as our independent registered public accounting firm. The decision to dismiss BDO USA, LLP was approved by the Audit Committee.

        The audit reports of BDO USA, LLP on our consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except that each of the audit reports on our consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did contain an explanatory paragraph related to our ability to continue as a going concern.

        In connection with the audit of our consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, and for the subsequent period through the date of dismissal, there were: (i) no disagreements between us and BDO USA, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO to make reference to the subject matter of the disagreements in its report on our consolidated financial statements for such fiscal years; and (ii) no "reportable events" within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

        At the time of its dismissal, we provided BDO USA, LLP with a copy of the disclosures reproduced in this proxy statement and requested that BDO USA, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not BDO USA, LLP agrees with our statements. A copy of the letter dated September 18, 2017, furnished by BDO USA, LLP in response to that request is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2017.

        The audit committee of our board of directors approved the appointment of Rose, Snyder & Jacobs, LLP as our new independent registered public accounting firm, and we formally engaged Rose, Snyder & Jacobs, LLP as our independent registered public accounting firm on September 18, 2017.

        During our two most recent fiscal years ended December 31, 2016 and 2015 and through September 18, 2017, neither we nor anyone on our behalf consulted with Rose, Snyder & Jacobs, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Rose, Snyder & Jacobs, LLP did not provide either a written report or oral advice to us that Rose, Snyder & Jacobs, LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a "reportable event" within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Independent Registered Public Meeting Firms

        The following table presents fees for professional audit services and other services rendered to us by our independent registered public accounting firms during the fiscal years ended December 31, 2017 and 2016:

BDO USA, LLP	2016	2017
Audit Fees	$494,962	$63,596
Audit-Related Fees	—	—
Tax Fees	16,806	6,285
All Other Fees	—	—

Total	$511,768	$69,881

Rose, Snyder & Jacobs, LLP	2016	2017
Audit Fees	$—	$82,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$—	$82,000

        In the above table, in accordance with the SEC's definitions and rules, "Audit Fees" are fees for professional services for the audit of a company's financial statements included in the annual report on Form 10-K, for the review of a company's interim financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, "Audit-Related Fees" are fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the financial statements and are not reported as "Audit Fees," and "Tax Fees" are fees for tax compliance, tax advice and tax planning.

Auditor Independence

        In 2017, there were no other professional services provided by Rose, Snyder & Jacobs, LLP or BDO USA, LLP that would have required the audit committee to consider their compatibility with maintaining the independence of such firm.

Pre-Approval Policies and Procedures

        Consistent with SEC rules regarding auditor independence, the Audit Committee has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee's policy is to approve in advance an engagement of our independent registered public accounting firm for any audit or non-audit service. All services provided by BDO USA, LLP and Rose, Snyder & Jacobs, LLP to CDTi during fiscal 2017, as described above, were approved by the Audit Committee in advance of such firm providing such services.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF ROSE, SNYDER & JACOBS, LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), we are providing our stockholders with the opportunity to cast a non-binding advisory vote, commonly known as "say on pay," to approve the compensation of our named executive officers as disclosed in the "Executive Compensation" section of this Proxy Statement in accordance with Securities and Exchange Commission rules.

        As described more fully in this Proxy Statement, our executive compensation program is designed to attract, motivate and retain our named executive officers with the skills required to formulate and drive CDTi's strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. The program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals and the realization of increased stockholder value. Our Compensation and Nominating Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

        We are asking our stockholders to indicate their support of our executive compensation as described in this Proxy Statement. This say on pay proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company, our Board or our Compensation and Nominating Committee in any way.

        Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board and our Compensation and Nominating Committee value the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

        In accordance with the non-binding advisory vote on the frequency of future advisory votes on executive compensation held at our 2013 Annual Meeting of Stockholders, until the next required "frequency" advisory vote is held at the Company's 2019 Annual Meeting of Stockholders, our Board of Directors plans to hold future non-binding advisory votes on the compensation of our named executive officers on an annual basis. Therefore, the next non-binding advisory vote on the compensation of our named executive officers after the conclusion of this year's Annual Meeting will be at the Company's 2019 Annual Meeting of Stockholders.

        Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

    "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's definitive Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion."

        The advisory vote on this Proposal No. 3 will pass if approved by a majority of the votes cast at the Annual Meeting, assuming a quorum is present.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR
OF THE FOREGOING RESOLUTION BY VOTING "FOR" THIS PROPOSAL.

 PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

        Our Board of Directors has unanimously approved an amendment to our Restated Certificate of Incorporation, as amended (the "Restated Certificate") to effect a reverse stock split of all issued and outstanding shares of our common stock at a ratio within a range of 1-for-1.5 to 1-for-5. Our Board of Directors is submitting the proposed amendment to the stockholders for approval at the Annual Meeting. The text of the proposed form of Certificate of Amendment to our Restated Certificate of Incorporation is attached hereto as Annex A.

        If this proposal is approved, the Board of Directors will have the authority to determine, within twelve months from the Annual Meeting, whether to implement the reverse stock split and, if it is to be implemented, the exact amount of the reverse stock split within the range of 1-for-1.5 to 1-for-5. If the Board of Directors determines to implement the reverse stock split, it will become effective after filing the amendment to the Restated Certificate with the Secretary of State of the State of Delaware. Even if the stockholders approve the reverse stock split, it is within the discretion of our Board of Directors when to effect the reverse stock split, if at all, within twelve months from the Annual Meeting, and to select the exchange ratio within the approved range. Such determination will be based upon many factors, including existing and expected marketability and liquidity of our common stock, prevailing market trends and conditions and the likely effect of the reverse stock split on the market price of our common stock. If the reverse split is implemented, the number of issued and outstanding shares of our common stock would be reduced in accordance with the exchange ratio selected by Board of Directors. The total number of authorized shares of our common stock would not be changed as a result of the reverse stock split.

        The text of the form of amendment to the Restated Certificate, which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split, is set forth in Appendix A to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the reverse stock split.

        Our Board of Directors believes that approval of the amendment to effect the reverse stock split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Purpose of the Reverse Stock Split

        The purpose for seeking approval to effect the reverse stock split is to help us to maintain our listing on The NASDAQ Capital Market. By potentially increasing our stock price, the reverse stock split would reduce the risk that our common stock could be delisted from The NASDAQ Capital Market. To continue our listing on The NASDAQ Capital Market, we must comply with NASDAQ Marketplace Rules, which requirements include a minimum bid price of $1.00 per share. On May 10, 2018, we were notified by the NASDAQ Listing Qualifications Department that we do not comply with the $1.00 minimum bid price requirement as our common stock had traded below the $1.00 minimum bid price for 30 consecutive business days. We were automatically provided with a 180 calendar day period, ending on November 6, 2018, within which to regain compliance. To regain compliance, our common stock must close at or above the $1.00 minimum bid price for at least 10 consecutive days or more at the discretion of NASDAQ. If we do not regain compliance by November 6, 2018, we may be eligible for an additional 180 calendar day compliance period. To qualify, we would need to meet the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on The NASDAQ Capital Market, with the exception of the bid price requirement, and would need to provide written notice of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If we do not regain compliance by November 6, 2018 and are not granted a second 180-day compliance period, NASDAQ will notify us that our common stock will be subject to delisting. In that event, we may appeal the decision to a NASDAQ Listing Qualifications Panel. In the event of an appeal, our common stock would remain listed on The NASDAQ Capital Market pending a written decision by the Panel following a hearing. In the event that the NASDAQ Listing Qualifications Panel determines not to continue our listing and we are delisted from The NASDAQ Capital Market, our common stock may be delisted and trade on the OTC Markets Group or other small trading markets.

        The Board of Directors has considered the potential harm to us and our stockholders should NASDAQ delist our common stock from The NASDAQ Capital Market. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Markets Group, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market.

        Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.

        The Board of Directors believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The NASDAQ Capital Market by producing the immediate effect of increasing the bid price of our common stock.

        The Board of Directors also believes that the increased market price of the common stock expected as a result of implementing the reverse stock split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our common stock. The reverse stock split could help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

        The purpose of seeking stockholder approval of a range of exchange ratios from 1-for-1.5 to 1-for-5 (rather than a fixed exchange ratio) is to provide us with the flexibility to achieve the desired results of the reverse stock split. If the stockholders approve this proposal, the Board of Directors would implement a reverse stock split only upon its determination that a reverse stock split would be in our best interests at that time. If the Board of Directors were to effect a reverse stock split, the Board of Directors would set the timing for the reverse stock split and select the specific ratio within the range described in this proxy statement. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and the Board of Directors determines to effect the reverse stock split, we would communicate to the public, prior to the effective date, additional details regarding the reverse split, including the specific ratio selected by the Board of Directors. If the Board of Directors does not implement the reverse stock split within twelve months from the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Director reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in our best interests.

Principal Effects of the Reverse Stock Split

        Common Stock Holdings.    If the amendment to the Restated Certificate to give effect to the reverse stock split is approved at the Annual Meeting and the Board of Directors determines to effect the reverse stock split, a certificate of amendment to the Restated Certificate will be filed with the Secretary of State of the State of Delaware. Each issued and outstanding shares of common stock immediately prior to the effective time of the reverse stock split will automatically be changed, as of the effective time of the reverse stock split, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our stock plans, as well as to the number of shares issuable under, and the exercise price of, our outstanding options and warrants.

        Because the reverse stock split would apply to all issued and outstanding shares of our common stock, the proposed reverse stock split would not alter the relative rights and preferences of existing stockholders nor affect any stockholder's proportionate equity interest in the Company, except to the extent the reverse stock split results in any of the stockholders owning a fractional share.

        The following table sets forth the approximate percentage reduction in the issued and outstanding shares of our common stock and the approximate number of shares of common stock that would be outstanding as a result of the reverse stock split at various ratios that the Board of Directors may determine in its discretion, based on 15,908,736 shares of our common stock issued and outstanding as of June 29, 2018:

Proposed Reverse Stock Split Ratio	Percentage Reduction In Outstanding Shares	Shares Outstanding After Reverse Stock Split*
1-for-1.5	33%	10,605,824
1-for-2	50%	7,954,368
1-for-2.5	60%	6,363,494
1-for-3.0	67%	5,302,912
1-for-3.5	71%	4,545,353
1-for-4	75%	3,977,184
1-for-4.5	78%	3,535,275
1-for-5	80%	3,181,747

*
Approximate; does not account for elimination of fractional shares.

        Stockholders should note that it is not possible accurately to predict the effect of the reverse stock split on the market prices for the common shares, and the history of reverse stock splits is varied. In particular, there is no assurance that the price per share of the common stock after the reverse stock split will increase in an amount proportionate to the decrease in the number of issued and outstanding shares, or will increase at all. In addition, there can be no assurance that the market price of the common stock immediately after the reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve some or all of the other desired results summarized above. Further, because some investors may view the reverse stock split negatively, there can be no assurance that approval of this proposal or the actual implementation of the reverse stock split would not adversely affect the market price of the common stock.

        "Public Company" Status.    Our common shares are currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and we are subject to the "public company" periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect our status as a public company or this registration under the Exchange Act. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

        Odd Lot Transactions.    It is likely that some of our stockholders will own "odd-lots" of less than 100 shares following a reverse stock split. A purchase or sale of less than 100 shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers, and generally may be more difficult than a "round lot" sale. Therefore, those stockholders who own less than 100 shares following a reverse stock split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their common shares. The Board of Directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

        Authorized but Unissued Shares; Potential Anti-Takeover Effects.    Our Restated Certificate, as amended, presently authorizes 50,000,000 shares of common stock and 100,000 shares of preferred stock. The reverse stock split would not change the number of authorized shares of common stock or preferred stock as designated by our Restated Certificate. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance by us in the future would increase.

        These additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under the General Corporation Law of the State of Delaware and the Nasdaq rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

        We are actively seeking to raise capital through the sale of our equity securities, which likely will consist of the sale of shares of our common stock, either alone or together with warrants to purchase shares of our common stock, at a price equal to a discount to the then-prevailing price of our common stock. While we are actively seeking to raise capital, we do not have any definitive agreements or arrangements to do so as of the date of this proxy statement.

        The additional shares of common stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could strategically sell common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Criteria to be Used for Determining Whether to Implement the Reverse Stock Split

        In determining whether to implement the reverse stock split and, if implemented, the ratio of the reverse stock split within the approved range, following receipt of stockholder approval of Proposal No. 4, the Board of Directors may consider, among other things, various factors, such as:

  •
  the historical trading price and trading volume of our common stock;

  •
  the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short- and long-term;

  •
  our ability to continue our listing on The NASDAQ Capital Market; and

  •
  prevailing general market and economic conditions.

        The failure of our stockholders to approve this Proposal No. 4 could have serious, adverse effects on us and our stockholders. We could be delisted from The NASDAQ Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share bid price needed to maintain our listing. If The NASDAQ Capital Market delists our common stock, our shares may then trade on the OTC Markets Group or other small trading markets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.

Effective Date

        The proposed reverse stock split would become effective at 5:00 p.m., Eastern time, on the date of filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which date we refer to in this Proposal No. 4 as the Effective Date. Except as explained below with respect to fractional shares, effective as of 5:00 p.m., Eastern time, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined and reclassified, automatically and without any action on the part of CDTi or its stockholders, into a lesser number of new shares of our common stock in accordance with the reverse stock split ratio determined by our Board of Directors within the range set forth in this Proposal No. 4.

Cash Payment In Lieu of Fractional Shares

        No fractional shares of common stock will be issued as a result of the proposed reverse stock split. Instead, in lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the proposed reverse stock split, CDTi will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on The NASDAQ Capital Market during regular trading hours for the five consecutive trading days immediately preceding the Effective Date (with such average closing sales prices being adjusted to give effect to the reverse stock split). After the reverse stock split, a stockholder will have no further interest in CDTi with respect to such stockholder's cashed-out fractional shares. A stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Record and Beneficial Stockholders

        If this Proposal No. 4 is approved by our stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the reverse stock split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the reverse stock split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

        If this Proposal No.4 is approved by our stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from CDTi or its exchange agent, as soon as practicable after the effective date of the reverse stock split. Our transfer agent is expected to act as "exchange agent" for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-reverse stock split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

        STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

        The par value per share of common stock would remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock would be reduced proportionally, based on the reverse stock split ratio selected by our Board of Directors, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The per share common stock net income or loss and net book value would be increased because there would be fewer shares of common stock outstanding. The reverse stock split would be reflected retroactively in CDTi financial statements. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

        Our stockholders are not entitled to dissenters' or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed amendment to our Restated Certificate to allow for the reverse stock split, and we will not independently provide the stockholders with any such right if the proposed reverse stock split is implemented.

Material Federal Income Tax Consequences

        The following is a summary of the material U.S. federal income tax consequences to our stockholders of the proposed reverse stock split. The summary is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

        In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split should have the following federal income tax effects. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock will equal the stockholder's basis in its old shares of common stock and such stockholder's holding period in the reduced number of shares will include the holding period in its old shares exchanged. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, if redemption of the fractional shares of all stockholders reduces the percentage of the total voting power held by a particular redeemed stockholder (determined by including the voting power held by certain related persons), the particular stockholder should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock will equal the stockholder's basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged. If the redemption of the fractional shares of all stockholders leaves the particular redeemed stockholder with no reduction in the stockholder's percentage of total voting power (determined by including the voting power held by certain related persons), it is likely that cash received in lieu of a fractional share would be treated as a distribution under Section 301 of the Code. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

        We will not recognize any gain or loss as a result of the proposed reverse stock split.

Vote Required and Recommendation

        The General Corporation Law of the State of Delaware and our Restated Certificate require that, in order for us to amend the Restated Certificate to give effect to the reverse stock split, such amendment must be approved by our Board of Directors and approved by the holders of a majority of the outstanding shares of our common stock.

        Our Board of Directors adopted resolutions in June 2018, declaring that an amendment to the Restated Certificate to effect the reverse stock split may be advisable and in our best interests and in the best interests of our stockholders and recommends that our stockholders vote "FOR" the amendment to the Restated Certificate of Incorporation to give effect to the reverse stock split. The affirmative vote, whether in person or by proxy, of the holders of a majority of the outstanding shares of common stock is required to approve the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are CDTi stockholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

  •
  if you are a stockholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn: Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or

  •
  if you are not a stockholder of record, notify your broker.

        CDTi will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request "householding" of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
/s/ TRACY KERN Tracy A. Kern Chief Financial Officer and Corporate Secretary
Oxnard, California July 13, 2018

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 is available without charge upon written request to: Secretary, CDTi Advanced Materials, Inc., 1700 Fiske Place, Oxnard, California 93033, U.S.A.

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE
OF INCORPORATION
OF
CDTi ADVANCED MATERIALS, INC.

        CDTi Advanced Materials, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby does certify that:

        FIRST:    The name of the corporation is CDTi Advance Materials, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on January 19, 1994. A Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 21, 2007 (the "Restated Certificate"). A Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of Delaware on June 15, 2007. A second Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of Delaware on October 14, 2010. A third Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on May 23, 2012. A fourth Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2016. A fifth Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 21, 2016. A sixth Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on December 16, 2016. A seventy Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 9, 2018.

        SECOND:    That the Board of Directors of the Corporation on June 28, 2018 duly adopted resolutions setting forth a proposed amendment of the Restated Certificate, as heretofore amended, declaring said amendment to be advisable and in the best interests of the Corporation, and authorizing the distribution of the resolutions to the stockholders of the Corporation for consideration thereof.

        THIRD:    That a majority of the stockholders of the Corporation entitled to vote thereon, at the annual meeting of the stockholders held on August 24, 2018, voted to authorize said amendment in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

        FOURTH:    That the said amendment was duly adopted in accordance with the applicable provisions of Sections 211, 222 and 242 of the General Corporation Law of the State of Delaware. The Restated Certificate is hereby amended as follows:

        The introductory paragraph of Article 4 is hereby deleted in its entirety and replaced with the following:

        "4. The Corporation shall have authority to issue the total number of Fifty Million One Hundred Thousand (50,100,000) Shares of the par value of $0.01 per share, amounting in the aggregate to Five Hundred One Thousand Dollars ($501,000), and of such shares, Fifty Million (50,000,000) shall be designated as Common Stock and One Hundred Thousand (100,000) shall be designated as preferred stock.

        At the Effective Time (as defined below), every [    •    ] ([    •    ]) shares of Common Stock outstanding immediately prior to the Effective Time (such shares, the "Old Common Stock") shall automatically without further action on the part of the Corporation or the holders thereof be combined and converted into one (1) fully paid and nonassessable share of Common Stock (the "New Common Stock"), subject to the treatment of fractional shares described below. From and after the Effective

Time, certificates representing the Old Common Stock shall, without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. There shall be no fractional shares issued. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by [    •    ] ([    •    ]) will be entitled to receive cash in lieu of such fractional shares at the value thereof on the date of the Effective Time, as determined by the Board of Directors."

        FIFTH:    The Restated Certificate is hereby ratified and confirmed in all other respects.

        IN WITNESS WHEREOF, this Corporation has caused this Certificate to be duly executed this [    •    ] day of [    •    ], 201[    •    ].

CDTI ADVANCED MATERIALS, INC.
By:
Name:
Title:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/23/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/23/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CDTI ADVANCED MATERIALS, INC. 1700 FISKE PLACE OXNARD, CA 93033

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

CONTROL # SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
☐	☐	☐

1. To elect four (4) Directors to hold office until the next annual meeting.
Nominees
01 Matthew Beale	02 Bob Ching	03 Lon E. Bell, Ph.D.	04 Martin S. McDermut

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain

2. To ratify the appointment of Rose Snyder & Jacobs, LLP as CDTI’s independent registered public accounting firm for the 2018 fiscal year;	☐	☐	☐	NOTE: To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

3. To conduct, a non-binding advisory vote to approve the compensation of the Company’s named executive officers; and	☐	☐	☐

4.                To approve an amendment to the corporation’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of outstanding shares of common stock by a ratio determined in the sole discretion of the Board of Directors.

☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	Yes	No
☐	☐

SHARES
JOB #	CUSIP #
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date	SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

CDTI ADVANCED MATERIALS INC Annual Meeting of Stockholders August 24, 2018 10:00 AM This proxy is solicited by the Board of Directors

The undersigned stockholder of CDTI Advanced Materials, Inc. hereby appoints Matthew Beale and Tracy Kern and each of them acting individually, with full power of substitution in each, the proxies of the undersigned to represent the undersigned and vote all shares of CDTI Advanced Materials, Inc. Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at CDTI Advanced Materials, Inc. located at 1700 Fiske Place, Oxnard, California 93033 on Friday, August 24, 2018 at 10:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” the nominees set forth in Proposal 1 and “FOR” Proposals 2, 3 and 4. This proxy also delegates discretionary authority to vote upon such other matters of which CDTI Advanced Materials, Inc. does not have advance notice that may properly come before the Annual Meeting and any and all postponements or adjournments thereof, and upon matters incidental to the conduct of the Annual Meeting and any and all postponements or adjournments thereof.

Continued and to be signed on reverse side